SECOND AMENDMENT TO EMPLOYMENT AGREEMENT

This Second Amendment to Employment Agreement (“Second Amendment”) is made by and between Robert J. Walker (“Employee”) and Cumulus Media Inc. (“Company”) on this 26th day of August, 2016.
WHEREAS, Employee and Company are parties to that certain Employment Agreement dated January 1, 2015, and as amended by that First Amendment to Employment Agreement dated February 19, 2016 (collectively, the “Agreement”);
WHEREAS, the Parties wish to modify the terms of the Agreement in accordance with the terms hereof; and
WHEREAS, this Second Amendment, once executed by the Parties, shall be incorporated into the Agreement and shall have the same force and effect as if it were part of the original Agreement between the Parties.
NOW THEREFORE, the Parties in consideration of the mutual promises set forth herein, hereby agree as follows:
1.The first sentence of Section 4.2 of the Agreement is deleted in its entirety and the following is inserted in lieu thereof:
“At the end of calendar year 2016, Employee shall be eligible to receive and annual bonus in a target amount of $197,500, at the end of calendar year 2017, a target amount of $245,000, or such higher amounts as determined in the sole discretion of the Chief Executive Officer.”
2.All capitalized terms used herein, unless given specific definitions in this Second Amendment shall have the definition ascribed to such terms in the Agreement.
3.This Second Amendment shall be effective as of August 1, 2016 (the “Effective Date”).
Except as expressly amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.
This Second Amendment may be executed in any number of counterparts, each of which when taken together shall constitute one and the same original instrument.

IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have executed this Second Amendment the day and year indicated herein.

COMPANY		EMPLOYEE
Cumulus Media Inc.		Robert J. Walker
By:	/s/ Richard Denning	/s/ Robert J. Walker
Name:	Richard Denning
Title:	SVP

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